DELAWARE POOLED® TRUST
The Global Real Estate Securities Portfolio

Supplement to The Global Real Estate Securities Portfolio’s Summary Prospectus
dated February 28, 2012

On May 23, 2012, the Board of Trustees responsible for The Global Real Estate Securities Portfolio (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into a newly organized fund, Delaware Global Real Estate Opportunities Fund (the "Acquiring Fund"), a series of Delaware Group® Adviser Funds, subject to shareholder approval. The Acquiring Fund will not commence operations until following the reorganization.

The Reorganizing Fund’s investment objective and policies are substantially similar to those of the Acquiring Fund. Both the Reorganizing Fund and the Acquiring Fund seek maximum long-term total return through a combination of current income and capital appreciation.

The Board of Trustees believes that the reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on July 27, 2012, the Reorganizing Fund will be closed to new investors. Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of the Reorganizing Fund at a special meeting of shareholders to be held in the third quarter of 2012. The reorganization will take place on or about September 28, 2012. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

Investments in The Global Real Estate Securities Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of The Global Real Estate Securities Portfolio, the repayment of capital from The Global Real Estate Securities Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 29, 2012.